NEUBERGER&BERMAN
GENESIS TRUST

SUPPLEMENT TO THE PROSPECTUS FOR
NEUBERGER&BERMAN GENESIS TRUST DATED DECEMBER 15, 1997

THE FOLLOWING DISCLOSURE REGARDING NEUBERGER&BERMAN GENESIS TRUST IS ADDED TO THE PROSPECTUS:

NEUBERGER&BERMAN GENESIS TRUST IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT AS DESCRIBED BELOW:

    401(k) plans, 403(b) plans and 457 plans whose administrators have entered into agreements with N&B Management may purchase shares of the Fund.

In addition,

    If you are already a shareholder of Neuberger&Berman GENESIS Trust, you may add to your Fund account.

    If you own shares of the Fund through a 401(k) plan, a 403(b) plan or a 457 plan, you may add to your investment.

       This Supplement is dated November 2, 1998, and replaces the Supplement dated October 14, 1998.